                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 27, 2004 (August 26, 2004)
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                            CAPITAL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island
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                 (State or other jurisdiction of incorporation)

                               0-9380 05-0386287
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          (Commission File Number) (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
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                    (Address of principal executive offices)

                                 (401) 435-7171
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE

Capital  Properties,  Inc (the "Company") today released a response dated August
26, 2004 from the Company's  independent  directors to a letter dated August 17,
2004 from Mercury Special Situations Fund LP of Greenwich, Connecticut regarding the Company's  determination on whether to be taxed as a real estate  investment trust ("REIT"). The Company's release outlines the deliberations and conclusions of the independent  directors  regarding the  aforementioned  determination  and contests  certain  statements and assertions made by Mercury Special  Situations
Fund LP relating to the  Company's  ability to elect REIT status at any time and the independence of certain members of the Company's Board of Directors.  A copy of the Company's response is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This  information  shall not be deemed "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1  Release regarding response to letter from Mercury Special Situations Fund LP.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

By:      /s/ Barbara J. Dreyer
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             Barbara J. Dreyer, Treasurer

Date:  August 27, 2004